UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2015 (June 1, 2015)

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On June 1, 2015, iStar Financial Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders in New York, New York for the purpose of: (i) electing six directors to its board of directors, (ii) ratifying the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2015, (iii) approving, on a non-binding advisory basis, the compensation of its named executive officers and (iv) approving, on a non-binding advisory basis, a proposal submitted by a shareholder.  The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1.  Election of Directors:  At the annual meeting, six directors were elected for terms expiring in 2016.  For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes

Jay Sugarman	62,359,622	1,282,769	15,535,628

Robert W. Holman, Jr.	62,744,897	897,494	15,535,628

Robin Josephs	62,615,893	1,026,498	15,535,628

John G. McDonald	62,823,901	818,490	15,535,628

Dale Anne Reiss	63,265,724	376,667	15,535,628

Barry W. Ridings	63,275,891	366,500	15,535,628

Proposal 2.  Ratification of Independent Registered Public Accounting Firm:  At the annual meeting, the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.  The number of votes cast for and against the ratification of the selection of independent registered public accounting firm and the number of abstentions were as follows:

For	Against	Abstentions

78,705,043	283,083	189,893

Proposal 3. Shareholder Advisory (Non-Binding) Vote on Executive Compensation:  At the annual meeting, the votes on a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes

61,643,036	1,710,560	288,795	15,535,628

Proposal 4.  Shareholder Proposal (Non-Binding):  At the annual meeting, the vote upon a resolution to approve, on a non-binding advisory basis, a shareholder proposal was as follows:

For	Against	Abstentions	Broker Non-Votes

39,866,031	23,493,732	282,628	15,535,628

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: June 2, 2015	By:	/s/ David DiStaso
David DiStaso
Chief Financial Officer

- Signature Page -